UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 27, 2025

SONOMA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33216	68-0423298
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5445 Conestoga Court, Suite 150

Boulder, CO 80301

(Address of principal executive offices)

(Zip Code)

(800) 759-9305

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	SNOA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Our annual meeting of stockholders was held on August 27, 2025. Proxies were solicited pursuant to our definitive proxy statement filed on July 11, 2025 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934.

The number of shares of the Company’s common stock entitled to vote at the annual meeting was 1,642,765. The number of shares of common stock present or represented by valid proxy at the annual meeting was 718,469. Each share of common stock was entitled to one vote with respect to matters submitted to the Company’s stockholders at the annual meeting. At the annual meeting, our stockholders voted on the matters set forth below.

Proposal 1 – Election of Class II Director

Dr. Jay Birnbaum was duly elected as our Class II director. The results of the election were as follows:

NOMINEE	FOR	WITHHELD
Jay Birnbaum	123,034	19,478

Proposal 2 – Advisory Vote to Approve Executive Compensation

Our stockholders voted upon and approved, by non-binding advisory vote, the compensation of our named executive officers for the year ended March 31, 2025, as described in our proxy statement dated July 11, 2025. The votes on this proposal were as follows:

FOR	AGAINST	ABSTAIN
112,548	26,360	3,604

Proposal 3 – Ratification of the Appointment of Independent Registered Public Accounting Firm

Our stockholders voted upon and approved the ratification of the appointment of Frazier & Deeter, LLC as our independent registered public accounting firm for the fiscal year ending March 31, 2026. The votes on this proposal were as follows:

FOR	AGAINST	ABSTAIN
702,484	13,569	2,416

Proposal 4 – Adjournment to Solicit Additional Proxies

Our stockholders voted upon and approved a proposal to authorize the adjournment of the meeting to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the meeting to approve any of the foregoing proposals. The votes on this proposal were as follows:

FOR	AGAINST	ABSTAIN
576,908	140,513	1,048

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOMA PHARMACEUTICALS, INC.

Date: August 29, 2025	By:	/s/ Amy Trombly
	Name: Title:	Amy Trombly Chief Executive Officer

3